Heller Equipment Asset Receivables Trust 1999-2
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Jun-02

Collection Period         May  2, 2002      to            June 1, 2002
Determination Date       June 11, 2002
Distribution Date        June 14, 2002

Available Amounts
-----------------

   Scheduled Payments plus Payaheads, net of Excluded Amounts    4,368,885.88
   Prepayment Amounts                                            1,221,450.39
   Recoveries                                                      125,753.02
   Investment Earnings on Collection Account and Reserve Fund        4,886.65
   Late Charges                                                     12,925.16
   Servicer Advances                                                     0.00
                                                                 ------------

   Total Available Amounts                                       5,733,901.10
                                                                 ============


Payments on Distribution Date
-----------------------------


       (A)** Trustee Fees (only applicable pursuant to an Event of
               Default)                                                    0.00
       (A)   Unreimbursed Servicer Advances to the Servicer                0.00
       (B)   Monthly Servicing Fee, if Heller Financial, Inc. is not the
              Servicer                                                     0.00
       (C)   Interest due to Class A-1 Notes                               0.00
       (D)   Interest due to Class A-2 Notes                               0.00
       (E)   Interest due to Class A-3 Notes                         147,973.53
       (F)   Interest due to Class A-4 Notes                         380,594.75
       (G)   Interest due to Class B Notes                            16,564.72
       (H)   Interest due to Class C Notes                            16,901.80
       (I)   Interest due to Class D Notes                            28,545.26
       (J)   Interest due to Class E Notes                            18,356.02
       (K)   Class A-1 Principal Payment  Amount                           0.00
       (L)   Class A-2 Principal Payment Amount                            0.00
       (M)   Class A-3 Principal Payment Amount                     5,157,616.5
       (N)   Class A-4 Principal Payment Amount                            0.00
       (O)   Class B Principal Payment Amount                              0.00
       (P)   Class C Principal Payment Amount                              0.00
       (Q)   Class D Principal Payment Amount                              0.00
       (R)   Class E Principal Payment Amount                              0.00
       (S)   Additional Principal to Class A-1 Notes                       0.00
       (T)   Additional Principal to Class A-2 Notes                       0.00
       (U)   Additional Principal to Class A-3 Notes                       0.00
       (V)   Additional Principal to Class A-4 Notes                       0.00
       (W)   Additional Principal to Class B Notes                         0.00
       (X)   Additional Principal to Class C Notes                         0.00
       (Y)   Additional Principal to Class D Notes                         0.00
       (Z)   Additional Principal to Class E Notes                         0.00
      (AA)   Monthly Servicing Fee, if Heller Financial, Inc. is the
              Servicer                                                     0.00
      (AB)   Deposit to the Reserve Fund                             (32,651.51)
      (AC)   Excess to Certificateholder                                   0.00
                                                                   ------------

             Total distributions to Noteholders and
             --------------------------------------
               Certificateholders                                  5,733,901.10
               ------------------                                  ============

Heller Equipment Asset Receivables Trust 1999-2
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

                  Trustee fees due on Distribution Date                    0.00

Unreimbursed Servicer Advances
------------------------------

                  Unreimbursed Servicer Advances                           0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

       (i)        Servicing Fee Percentage                                 0.40%
      (ii)        ADCB of Contract Pool as of the 1st day of the
                    Collection  Period                            96,564,032.43
      (iii)       Servicing Fee  (( (i) / 12 ) x  (ii))                    0.00
      (iv)        Servicing Fee accrued but not paid
                   in prior periods                                        0.00
                  Total Servicing Fee due and accrued ((iii) + (iv))       0.00
                  Servicing Fee carried forward                            0.00
                  Monthly Servicing Fee distributed                        0.00

Class A-1 Interest Schedule
---------------------------

                  Opening Class A-1 principal balance                        --
                  Class A-1 Interest Rate                               6.12905%
                  Number of days in Accrual Period                           31
                  Current Class A-1 interest due                           0.00
                  Class A-1 interest accrued but not paid in
                     prior periods                                         0.00
                  Total Class A-1 interest due                             0.00
                  Class A-1 interest carried forward                       0.00

                  Class A-1 interest distribution                          0.00

Class A-2 Interest Schedule
---------------------------

                  Opening Class A-2 principal balance                        --
                  Class A-2 Interest Rate                                  6.50%
                  Current Class A-2 interest due                           0.00
                  Class A-2 interest accrued but not paid in
                    prior periods                                          0.00
                  Total Class A-2 interest due                             0.00
                  Class A-2 interest carried forward                       0.00

                  Class A-2 interest distribution                          0.00

Class A-3 Interest Schedule
---------------------------

                  Opening Class A-3 principal balance             26,701,990.69
                  Class A-3 Interest Rate                               6.65000%
                  Current Class A-3 interest due                     147,973.53
                  Class A-3 interest accrued but not paid in
                    prior periods                                          0.00
                  Total Class A-3 interest due                       147,973.53
                  Class A-3 interest carried forward                       0.00

                  Class A-3 interest distribution                    147,973.53

Class A-4 Interest Schedule
---------------------------

                  Opening Class A-4 principal balance             67,262,695.00
                  Class A-4 Interest Rate                               6.79000%
                  Current Class A-4 interest due                     380,594.75
                  Class A-4 interest accrued but not paid in
                    prior periods                                          0.00
                 Total Class A-4 interest due                        380,594.75
                 Class A-4 interest carried forward                        0.00

                 Class A-4 interest distribution                     380,594.75

Class B Interest Schedule
-------------------------

                  Opening Class B principal balance                2,889,195.95
                  Class B Interest Rate                                 6.88000%
                  Current Class B interest due                        16,564.72
                  Class B interest accrued but not paid in
                    prior periods                                          0.00
                  Total Class B interest due                          16,564.72
                  Class B interest carried forward                           --

                  Class B interest distribution                       16,564.72

Class C Interest Schedule
-------------------------

                  Opening Class C principal balance                2,889,195.95
                  Class C Interest Rate                                 7.02000%
                  Current Class C interest due                        16,901.80
                  Class C interest accrued but not paid in
                    prior periods                                          0.00
                  Total Class C interest due                          16,901.80
                  Class C interest carried forward                           --

                  Class C interest distribution                       16,901.80

Class D Interest Schedule
-------------------------

                  Opening Class D principal balance                4,622,713.40
                  Class D Interest Rate                                 7.41000%
                  Current Class D interest due                        28,545.26
                  Class D interest accrued but not paid in
                     prior periods                                         0.00
                  Total Class D interest due                          28,545.26
                  Class D interest carried forward                         0.00

                  Class D interest distribution                       28,545.26

Class E Interest Schedule
-------------------------

                  Opening Class E principal balance                2,311,356.38
                  Class E Interest Rate                                 9.53000%
                  Current Class E interest due                        18,356.02
                  Class E interest accrued but not paid in
                   prior periods                                             --
                  Total Class E interest due                          18,356.02
                  Class E interest carried forward                           --

                  Class E interest distribution                       18,356.02

Class A-1 Principal Schedule
----------------------------

                  Class A-1 Maturity Date                       January 6, 2001
       (i)        Opening Class A-1 principal balance                        --
      (ii)        Aggregate outstanding principal of Notes plus
                    Overcollateralization Balance                106,677,147.37
      (iii)       ADCB as of last day of the Collection
                    Period                                        91,278,038.38
                  Monthly Principal Amount ( (ii) - (iii))        15,399,108.99
      (iv)        Class A-1 Principal Payment Amount                         --
                  Class A-1 Principal Payment Amount due
                    (lesser of (i) or (iv))                                  --
                  Class A-1 Principal Payment Amount distribution            --
                  Principal carryforward Class A-1                         0.00

                  Class A-1 Principal Balance after current
                    distribution                                           0.00

Class A Principal Payment Amount
--------------------------------


       (i)        Aggregate opening Class A-1 A-2, A-3 and A-4
                    Outstanding Principal Amount                  93,964,685.69
      (ii)        Class A Target Investor Principal Amount
                    (94.0% * ending ADCB)                         85,801,356.08
                  Class A Principal Payment Amount                 8,163,329.61

                  Funds available for distribution                 5,157,616.53

Class A-2 Principal Schedule
----------------------------

                  Opening Class A-2 principal balance                        --
                  Class A-2  Principal Payment Amount                        --
                  Class A-2 Principal Payment Amount distribution          0.00
                  Principal carryforward Class A-2                           --

                  Class A-2 principal balance after current distribution     --

Class A-3 Principal Schedule
----------------------------

                  Opening Class A-3 principal balance             26,701,990.69
                  Class A-3 Principal Payment Amount               8,163,329.61
                  Class A-3 Principal Payment Amount distribution  5,157,616.53
                  Principal carryforward Class A-3                (3,005,713.08)

                  Class A-3 principal balance after current
                     distribution                                 21,544,374.16


Class A-4 Principal Schedule
----------------------------
                  Opening Class A-4 principal balance             67,262,695.00
                  Class A-4 Principal Payment Amount                         --
                  Class A-4 Principal Payment Amount distribution          0.00
                  Principal carryforward Class A-4                           --

                  Class A-4 principal balance after current
                    distribution                                  67,262,695.00


Class B Principal Schedule
--------------------------

                  Opening Class B principal balance                2,889,195.95
                  Class B Target Investor Principal Amount
                     (1.25% * ending ADCB)                         1,140,975.48
                  Class B Floor                                    7,250,259.39
                  Class B Principal Payment Amount due                     0.00
                  Class B Principal Payment Amount distribution            0.00
                  Principal carryforward Class B                           0.00

                  Class B principal balance after current
                     distribution                                  2,889,195.95


Class C Principal Schedule
--------------------------


                  Opening Class C principal balance                2,889,195.95
                  Class C Target Investor Principal Amount
                   (1.25% * ending ADCB)                           1,140,975.48
                  Class C Floor                                    2,889,195.95
                  Class C Principal Payment Amount due                     0.00
                  Class C Principal Payment Amount distribution            0.00
                  Principal carryforward Class C                           0.00

                  Class C principal balance after current
                    distribution                                   2,889,195.95


Class D Principal Schedule
--------------------------

                  Opening Class D principal balance                4,622,713.40
                  Class D Target Investor Principal Amount
                    (2.00% * ending ADCB)                          1,825,560.77
                  Class D Floor                                    4,622,713.40
                  Class D Principal Payment Amount due                     0.00
                  Class D Principal Payment Amount distribution            0.00
                  Principal carryforward Class D                           0.00

                  Class D principal balance after current
                    distribution                                   4,622,713.40

Class E Principal Schedule
--------------------------


                  Opening Class E principal balance                2,311,356.38
                  Class E Target Investor Principal Amount
                    (1.00% * ending ADCB)                            912,780.38
                  Class E Floor
                  Class E Principal Payment Amount due             2,311,356.38
                  Class E Principal Payment Amount
                     distribution                                          0.00
                  Principal carryforward Class E                           0.00

                  Class E principal balance after current
                     distribution                                  2,311,356.38

Additional Principal Schedule
-----------------------------

                  Floors applicable (Yes/No)                               Yes
                  Monthly Principal Amount                        15,399,108.99
                  Sum of Principal Payments payable on
                    all classes                                    8,163,329.61
                  Additional Principal payable                     7,235,779.38
                  Additional Principal available, if payable               0.00

                  Class A-1 Additional Principal allocation                0.00
                  Class A-1 principal balance after
                    current distribution                                   0.00

                  Class A-2 Additional Principal allocation                0.00
                  Class A-2 principal balance after current
                    distribution                                           0.00

                  Class A-3 Additional Principal
                     allocation                                            0.00
                  Class A-3 principal balance after current
                    distribution                                  21,544,374.16

                  Class A-4 Additional Principal allocation                0.00
                  Class A-4 principal balance after current
                    distribution                                  67,262,695.00

                  Class B Additional Principal allocation                  0.00
                  Class B principal balance after current
                    distribution                                   2,889,195.95

                  Class C Additional Principal allocation                  0.00
                  Class C principal balance after current
                    distribution                                   2,889,195.95

                  Class D Additional Principal allocation                  0.00
                  Class D principal balance after current
                    distribution                                   4,622,713.40

                  Class E Additional Principal allocation                  0.00
                  Class E principal balance after current
                    distribution                                   2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------


       (i)        Servicing Fee Percentage                                 0.40%
      (ii)        ADCB of Contract Pool as of the 1st day of the
                    Collection Period                             96,416,018.25
      (iii)       Servicing Fee due (( (i) / 12 ) *  (ii))            32,138.67
      (iv)        Servicing Fee accrued but not paid in prior
                    periods                                          849,811.11

                  Total Servicing Fee due and accrued
                   ((iii) + (iv))                                    881,949.78

                  Servicing Fee carried forward                      881,949.78

                  Monthly Servicing Fee distributed                        0.00

Reserve Fund Schedule
---------------------

                  Initial ADCB                                   365,558,126.61
                  10% of Initial ADCB                             36,555,812.66
                  ADCB of Contract Pool as of the 1st day of the
                    Collection Period                             96,564,032.43
                  Aggregate Principal Amounts as of last day of
                    preceeding Collection Period                 106,677,147.37

                  ADCB as of the end of the Collection Period 91,278,038.38 Required Reserve Amount (Beginning Aggregate
                    Principal Amount *0.70%)                         746,740.03
                  Prior month Reserve Fund balance                   779,391.54
                  Deposit to Reserve Fund -- excess funds                  0.00
                  Interim Reserve Fund Balance                       779,391.54
                  Current period draw on Reserve Fund for
                    Reserve Interest Payments                              0.00
                  Current period draw on Reserve Fund for Reserve
                    Principal Payments                                32,651.51
                  Excess to Certificateholder                              0.00
                  Ending Reserve Fund balance                        746,740.03

                  Reserve Fund balance as a percentage of aggregate
                     note balances as of the first day of the
                     Collection Period                                     0.70%

                  Investment Earnings on Reserve Account               1,074.66

Heller Equipment Asset Receivables Trust 1999-2
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

                  Class A-1
                  ---------
                  Class A-1 principal balance                              0.00
                  Initial Class A-1 principal balance             93,400,101.00

                  Note factor                                       0.000000000


                  Class A-2
                  ---------
                  Class A-2 principal balance                              0.00
                  Initial Class A-2 principal balance             77,498,323.00

                  Note factor                                       0.000000000


                  Class A-3
                  ---------
                  Class A-3 principal balance                     21,544,374.16
                  Initial Class A-3 principal balance            105,463,520.00

                  Note factor                                       0.204282715


                  Class A-4
                  ---------
                  Class A-4 principal balance                     67,262,695.00
                  Initial Class A-4 principal balance             67,262,695.00

                  Note factor                                       1.000000000


                  Class B
                  -------
                  Class B principal balance                        2,889,195.95
                  Initial Class B principal balance                4,569,477.00

                  Note factor                                       0.632281539


                  Class C
                  -------
                  Class C principal balance                        2,889,195.95
                  Initial Class C principal balance                4,569,477.00

                  Note factor                                       0.632281539


                  Class D
                  -------
                  Class D principal balance                        4,622,713.40
                  Initial Class D principal balance                7,311,163.00

                  Note factor                                       0.632281540


                  Class E
                  -------
                  Class E principal balance                        2,311,356.38
                  Initial Class E principal balance                3,655,581.00

                  Note factor                                       0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------

       (i)        Outstanding Principal Amount of the Notes
                    as of the preceding Distribution Date        106,677,147.37
      (ii)        Overcollateralization Balance as of the
                    preceding Distribution Date                            0.00
      (iii)       Monthly Principal Amount                        15,399,108.99
      (iv)        Available Amounts remaining after the
                   payment of interest                             5,124,965.02
       (v)        ADCB as of the end of the Collection Period     91,278,038.38
                  Cumulative Loss Amount                          10,274,143.97

Class B Floor Calculation
-------------------------

                  Class B Floor percentage                                 1.86%
                  Initial ADCB                                   365,558,126.61
                  Cumulative Loss Amount for current period       10,274,143.97
                  Sum of Outstanding Principal Amount of
                    Class C Notes, Class D, Class E Notes and
                    Overcollateralization Balance                  9,823,265.73
                  Class B Floor                                    7,250,259.39

Class C Floor Calculation
-------------------------

                  Class C Floor percentage                                 1.47%
                  Initial ADCB                                   365,558,126.61
                  Cumulative Loss Amount for current period       10,274,143.97
                  Sum of Outstanding Principal Amount of
                    Class D Notes and Overcollateralization
                    Balance                                        6,934,069.78
                  Class C Floor                                    2,889,195.95

Class D Floor Calculation
-------------------------

                  Class D Floor percentage                                 1.09%
                  Initial ADCB                                   365,558,126.61

                  Cumulative Loss Amount for current
                    period                                        10,274,143.97
                  Overcollateralization Balance                    2,311,356.38
                  Class D Floor                                    4,622,713.40

Class E Floor Calculation
-------------------------

                  Class E Floor percentage                                 4.65%
                  Initial ADCB                                   365,558,126.61
                  Cumulative Loss Amount for current
                     period                                       10,274,143.97
                  Overcollateralization Balance                            0.00
                  Class E Floor                                    2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)
                                                                            Yes

An Event of Default has occurred (Yes/No)                                    No


10% Substitution Limit Calculation
----------------------------------

                  ADCB as of the Cut-off Date:                   365,558,126.61

                  Cumulative DCB of Substitute Contracts
                    replacing materially modified contracts        2,337,681.79
                  Percentage of Substitute Contracts replacing
                    materially modified contracts                          0.64%

                  Percentage of Substitute Contracts replacing modified
                    contracts exceeds 10% (Yes/No)                           No


5% Skipped Payment Limit Calculation
------------------------------------

                  The percent of contracts with Skipped Payment
                     modifications                                         0.72%
                  The DCB of Skipped Payment modifications exceeds
                     5% of the initial ADCB (Yes/No)                         No
                  Any Skipped Payments have been deferred later than
                     January 1, 2006                                         No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                 96,416,018.25
                  Principal collections                           (3,474,509.85)
                  Prepayment Amounts                              (1,214,250.89)
                  Defaulted Contracts                               (265,311.33)
                  Payaheads                                         (183,907.80)
                  Substitutions and Repurchases                              --
ADCB as of the last day of the Collection Period                  91,278,038.38

DCB as of the first day of the Collection Period of Contracts
  that became Defaulted Contracts                                    265,311.33
Number of Contracts that became Defaulted Contracts during the
  period                                                                      5
Defaulted Contracts as a percentage of ADCB
  (annualized)                                                             3.49%

DCB of Contracts as of the last day of the Collection Period that
  became Prepaid Contracts                                         1,214,250.89
Number of Prepaid Contracts as of the last day of the Collection
  Period                                                                      5

DCB of Contracts as of the last day of the Collection Period that
  were added as Substitute Contracts                                          0
Number of Substitute Contracts as of the last day of the
  Collection Period                                                           0

DCB of Contracts as of the last day of the Collection Period that
  became  Warranty Contracts                                               0.00
Number of Warranty Contracts as of the last day of the Collection
  Period                                                                      0

Recoveries collected relating to Defaulted Contracts as of the last
  day of the Collection Period                                       125,753.02





Delinquencies and Losses           Dollars                           Percent
------------------------           -------                           -------

    Current                       83,787,938.03                        91.79%
    31-60 days past due            2,931,295.60                         3.21%
    61-90 days past due            1,515,657.76                         1.66%
    Over 90 days past due          3,043,146.99                         3.33%
    Total                         91,278,038.38                       100.00%

    31+ days past due              7,490,100.35                         8.21%


  (i)  Cumulative ADCB of Defaulted Contracts (cumulative
       gross losses to date)                                    24,347,311.90
 (ii)  Cumulative Recoveries realized on Defaulted Contracts     9,779,203.93
       Cumulative net losses to date  ( (i) - (ii))             14,568,107.97
       Cumulative net losses as a percentage of the initial
          ADCB                                                           3.99%